Exhibit 99.4

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                               SECURITY AGREEMENT


                                     among


                                RCN CORPORATION,

                    CERTAIN SUBSIDIARIES OF RCN CORPORATION


                                      and


                      HSBC BANK USA, NATIONAL ASSOCIATION,
                        as SECOND-LIEN COLLATERAL AGENT


                        ________________________________

                         Dated as of December 21, 2004
                        ________________________________







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                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of December 21, 2004, made by each of the undersigned assignors (each, an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of HSBC Bank USA, National Association, as collateral agent (together with any successor collateral agent, the "Second-Lien Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Second-Lien Note Indenture (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:


         WHEREAS, RCN Corporation (the "Borrower") and HSBC Bank USA, National Association, as trustee (the "Second-Lien Trustee"), have entered into an Indenture, dated as of December 21, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Second-Lien Note Indenture"), providing for the issuance of Notes ("Second-Lien Notes") by the Borrower, all as contemplated therein (the holders of Second-Lien Notes from time to time (the "Noteholders"), the Second-Lien Trustee and the Second-Lien Collateral Agent are herein called the "Secured Creditors");

         WHEREAS, pursuant to the Guarantee Agreement, each Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

         WHEREAS, it is a condition precedent to the issuance of Second-Lien Notes by the Borrower under the Second-Lien Note Indenture that each Assignor shall have executed and delivered to the Second-Lien Collateral Agent this Agreement;

         WHEREAS, the Borrower, various financial institutions from time to time party thereto and DBCI, as administrative agent and collateral agent (in such capacity, the "First-Lien Collateral Agent"), have entered into a credit agreement, dated as of the date hereof (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the "First-Lien Credit Agreement");

         WHEREAS, each Assignor will obtain benefits from the issuance of Second-Lien Notes by the Borrower under the Second-Lien Note Indenture and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph; and

         WHEREAS, each Assignor is concurrently granting to the First-Lien Collateral Agent, for the benefit of the holders of obligations under the First-Lien Credit Agreement, a first priority security interest in the Collateral (it being understood that the relative rights and priorities of the grantees in respect of the Collateral are governed by the Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among the Borrower, the First-Lien Collateral Agent, the Second-Lien Collateral Agent and certain other persons party or that may become party thereto from time to time);

         NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the

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Second-Lien Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Second-Lien Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

         1.1 Grant of Security Interests. (a) Subject to the terms of the Intercreditor Agreement with respect to rights and remedies between the First-Lien Collateral Agent and the Second-Lien Collateral Agent, as security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Second-Lien Collateral Agent, and does hereby pledge and grant to the Second-Lien Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

                (i)      each and every Account;

                (ii)     all cash and Cash Equivalents;

                (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited in the Cash Collateral Account;

                (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

                (v)      all Commercial Tort Claims;

                (vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to all Software, and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                (vii)    all Domain Names;

                (viii)   all Trade Secret Rights;

                (ix) Contracts, together with all Contract Rights arising thereunder;

                (x)      all Copyrights;

                (xi)     all Equipment;


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                (xii)    all Deposit Accounts and all other demand, deposit,
                         time, savings, cash management and passbook accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited in any of the foregoing;

                (xiii)   all Documents;

                (xiv)    all General Intangibles;

                (xv)     all Goods;

                (xvi)    all Instruments;

                (xvii)   all Inventory;

                (xviii)  all Investment Property;

                (xix) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                (xx)     all Marks;

                (xxi)    all Patents;

                (xxii)   all Permits;

                (xxiii)  all Supporting Obligations; and

                (xxiv) all Proceeds and products of any and all of the foregoing and any item excluded pursuant to the next succeeding sentence (except to the extent such proceeds would independently be excluded pursuant to said sentence) (all of the above, the "Collateral").

Notwithstanding anything to the contrary contained above, in no event shall the Collateral include, and no Assignor shall be deemed to have granted a security interest (unless and until as further provided below) in (a) any lease, license, contract, property rights or agreement to which any Assignor is a party or any of its rights or interests thereunder or property subject thereto if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of same or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term in the case of preceding clause (i) or (ii) , as applicable) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity), provided, however, that (x) the security

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interests hereunder, shall attach immediately to any portion of such lease, license, contact, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) and (y) to any property or assets described above in this clause (a) on the first date upon which the circumstances described in preceding clauses (i) and/or (ii) (as relevant) no longer exist with respect thereto, (b) any property or asset of Starpower Communications, LLC for so long as the organizational documents of such entity prohibits the granting of a security interest in such property or asset; provided that a security interest shall attach immediately upon (and the exclusion to this clause (b) shall no longer apply at any time after) the consummation of the Starpower Acquisition, or (c) the equity interests of (x) Megacable, S.A. de C.V., MCM Holdings, S.A. de C.V. and Megacable Telecommunicaciones, S.A. de C.V. for so long as the organizational documents of such entities prohibits the granting of a security interest in such equity interests; provided that such security interest shall attach immediately when such prohibition is no longer in effect or (y) more than 65% of the Voting Equity Interests of any Foreign Corporation; provided that each Assignor shall be required to pledge hereunder 100% of any Non-Voting Equity Interests at any time and from time to time acquired by such Assignor of any Foreign Corporation.

         (b) The security interest of the Second-Lien Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

         (c) Notwithstanding anything herein to the contrary, the relative rights and remedies of Second-Lien Collateral Agent shall be subject to and governed by the terms of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect. In the event of any inconsistency between the terms hereof and the Intercreditor Agreement, the Intercreditor Agreement shall control at any time the Intercreditor Agreement is in effect.

         1.2 Power of Attorney. Subject to the terms of the Intercreditor Agreement, each Assignor hereby constitutes and appoints the Second-Lien Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Second-Lien Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Second-Lien Collateral Agent

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hereby in respect of the Collateral have been accomplished (or will be accomplished within 5 days after the date of this Agreement or, with respect to Marks, Patents and Copyrights, within 30 days of the date of this Agreement) and the security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office. Each Assignor hereby authorizes the Second-Lien Collateral Agent to make duplicate filings as if such Assignor is a Transmitting Utility, or alternatively, as if such Assignor is a Person which is not a Transmitting Utility.

         2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Second-Lien Collateral Agent.

         2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

         2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

         2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

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         2.6    Legal Names; Type of Organization (and Whether a Registered
Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location, the organizational identification number (if any) of such Assignor is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Second-Lien Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably necessary to maintain the security interests of the Second-Lien Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided that such actions shall not violate the lien priority or any other provisions contained in the Intercreditor Agreement. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Second-Lien Collateral Agent of such organizational identification number and shall take all actions reasonably necessary to maintain the security interest of the Second-Lien Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect; provided that such actions shall not violate the lien priority or any other provisions contained in the Intercreditor Agreement.

         2.7 Trade Names; Etc. Such Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Second-Lien Collateral Agent not less than 15 days' written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Second-Lien Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably necessary to maintain the security interest of the Second-Lien Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have

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furnished such information with respect to the Person (and the assets of the
Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Second-Lien Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

         2.9 Non-UCC Property. At any time and from time to time, promptly (and in any event within 15 days) following the request of the Second-Lien Collateral Agent or the Majority Noteholders, the Assignors shall provide the Second-Lien Collateral Agent a reasonably detailed list (which includes reasonable estimates of the fair market value (as determined by the Assignors in good faith)) of all property owned by all of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC. At any time that the fair market value (as determined by the Borrower in good faith or as shown in any list delivered pursuant to the immediately preceding sentence) of the property owned by all of the Assignors of the types described in clauses
(1), (2) and (3) of Section 9-311(a) of the UCC exceeds $2,000,000, the Assignors shall, but only upon the written request of the Majority Noteholders or the Second-Lien Collateral Agent, within 60 days of such request (or such longer period as the Majority Noteholders or the Second-Lien Collateral Agent may agree to in writing) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

         Notwithstanding the foregoing, the Second-Lien Collateral Agent shall not request any information from any Assignor or require any Assignor to take any action, in each case, pursuant to this Section 2.9 until such time as the Discharge of First-Lien Obligations has occurred. The Second-Lien Collateral Agent shall not have any obligation, nor any liability to any Person (including the Noteholders), at any time for failing or omitting to request the list of the fair market value of the property described in this Section 2.9.

         2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Second-Lien Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Second-Lien Collateral Agent to perfect the security interest of the Second-Lien Collateral Agent therein.

         2.11 Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee (other than the First-Lien Collateral Agent), such Assignor shall promptly notify the Second-Lien Collateral Agent thereof and, if requested by the Second-Lien

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Collateral Agent, shall use its commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Second-Lien Collateral Agent, that the bailee holds such Collateral for the benefit of the Second-Lien Collateral Agent and shall act upon the instructions of the Second-Lien Collateral Agent, without the further consent of such Assignor. The Second-Lien Collateral Agent agrees with such Assignor that the Second-Lien Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

         2.12 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

         3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Second-Lien Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Second-Lien Note Indenture. Upon the occurrence and during the continuance of an Event of Default and at the request of the Second-Lien Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Second-Lien Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Second-Lien Collateral Agent so directs, such Assignor shall

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legend, in form and manner satisfactory to the Second-Lien Collateral Agent, the
Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Second-Lien Collateral Agent and that the Second-Lien Collateral Agent has a security interest therein.

         3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Second-Lien Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Second-Lien Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Second-Lien Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Second-Lien Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Second-Lien Collateral Agent, shall be borne by the relevant Assignor. The Second-Lien Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that
(x) the failure by the Second-Lien Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Second-Lien Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 7.1(g) of the Second-Lien Note Indenture has occurred and is continuing.

         3.4 Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Second-Lien Collateral Agent. No Assignor will do anything to impair the rights of the Second-Lien Collateral Agent in the Accounts or Contracts.

         3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Second-Lien Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds

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appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Second-Lien Collateral Agent, shall be borne by the relevant Assignor.

         3.6 Instruments. If any Assignor owns or acquires any Instrument in excess of $100,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Second-Lien Collateral Agent thereof, and after the Discharge of First-Lien Obligations will promptly deliver such Instrument to the Second-Lien Collateral Agent appropriately endorsed to the order of the Second-Lien Collateral Agent.

         3.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Second-Lien Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Second-Lien Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Second-Lien Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

         3.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Second-Lien Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Second-Lien Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Second-Lien Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

         3.9 Deposit Accounts; Etc. (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. For each Deposit Account (other than the Cash Collateral Account or any other Deposit Account maintained with the Second-Lien Collateral Agent), the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Second-Lien Collateral Agent, within 45 days after the date of this Agreement (as such date may be extended by the First-Lien Collateral Agent) or, if later, at the time of the establishment of the respective Deposit Account, a "control agreement" in the form of Annex G hereto (appropriately completed), with such changes thereto as may be acceptable to the Second-Lien Collateral Agent. If any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a "control agreement", then the respective Assignor shall promptly (and in any event within 45 days after the date of this Agreement or, if later, 30 days after the establishment of such account) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account is maintained refuses to subordinate all its claims, subject to customary exceptions, with respect to such Deposit Account to the Second-Lien Collateral Agent's security interest therein on terms satisfactory to the Second-Lien Collateral Agent, then the Second-Lien Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a "control agreement" without such subordination, provided that in such event the Second-Lien Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 30 days after notice from the Second-Lien Collateral Agent) (as such date may be extended by the Second-Lien Collateral Agent) in accordance with the requirements of the immediately preceding sentence.

         (b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account is established, the appropriate "control agreement" shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Second-Lien Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

         3.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Second-Lien Collateral Agent thereof and, at the request of the Second-Lien Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Second-Lien Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Second-Lien Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Second-Lien Collateral Agent to become the transferee beneficiary of such letter of credit, with the Second-Lien Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are (subject to the terms of the Intercreditor Agreement) to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

         3.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, such Assignor shall promptly notify the Second-Lien Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Second-Lien Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Second-Lien Collateral Agent.

         3.12 Chattel Paper. Upon the request of the Second-Lien Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Second-Lien Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Second-Lien Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Second-Lien Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of
Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 days) following any request by the Second-Lien Collateral Agent, deliver all of its Tangible Chattel Paper to the Second-Lien Collateral Agent.

         3.13 Further Actions. Subject to the exceptions set forth in Article II and Article III, each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Second-Lien Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, is necessary to perfect and maintain the security interests granted hereby; provided that such actions shall not violate the lien priority or any other provisions contained in the Intercreditor Agreement.

                                   ARTICLE IV

            SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

         4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all right, title and interest in and to the registered Marks and Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks owned or purported to be owned by such Assignor registered in the United States Patent and Trademark Office, as well as all Domain Names that such Assignor owns or purports to own as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use any trademarks, service marks or other indicia of origin, including trade dress, and any Internet domain names, that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that the registrations of Marks listed in Annex I hereto are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not mature into registrations, other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Second-Lien Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

         4.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Second-Lien Collateral Agent.

         4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Second-Lien Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or is likely to be, infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark or Domain Name material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

         4.4 Preservation of Marks and Domain Names. Each Assignor agrees to use its Marks and Domain Names which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which Assignor reasonably determines are no longer used or useful in its business or operations).

         4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Second-Lien Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

         4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 60 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Second-Lien Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Second-Lien Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Second-Lien Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Second-Lien Collateral Agent.

         4.7 Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Second-Lien Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Second-Lien Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Second-Lien Collateral Agent for the benefit of the Secured Creditors, and the Second-Lien Collateral Agent shall be entitled to exercise the power of attorney referred to in Section
4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Second-Lien Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Second-Lien Collateral Agent.

                                    ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

         5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) the Trade Secret Rights, (ii) all right, title and interest in and to the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) all right, title and interest in and to the registered Copyrights listed in Annex K hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that the Patents listed in Annex J hereto are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said Patents are invalid or unenforceable, and is not aware that there is any reason that any of said Patents are invalid or unenforceable, and is not aware that there is any reason that any of said Patent applications will not mature into issued Patents. Each Assignor hereby grants to the Second-Lien Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

         5.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Second-Lien Collateral Agent.

         5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Second-Lien Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Second-Lien Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Second-Lien Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations).

         5.5 Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all material applications for the United States Patents listed in Annex J hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor's business), absent written consent of the Second-Lien Collateral Agent.

         5.6 Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Second-Lien Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Second-Lien Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Second-Lien Collateral Agent.

         5.7 Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Second-Lien Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Second-Lien Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Second-Lien Collateral Agent for the benefit of the Secured Creditors, in which case the Second-Lien Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Second-Lien Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Second-Lien Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

         6.1 Protection of Second-Lien Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements and the Intercreditor Agreement, each Assignor will do nothing to impair the rights of the Second-Lien Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Second-Lien Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         6.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Second-Lien Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Second-Lien Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Second-Lien Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Second-Lien Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Second-Lien Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Second-Lien Collateral Agent.

         6.4 Further Actions. Subject to the terms of the Intercreditor Agreement and the exceptions set forth in Article II and Article III hereof, each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Second-Lien Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which is reasonably appropriate or advisable to perfect, preserve or protect the Second-Lien Collateral Agent's security interest in the Collateral.

         6.5    Financing Statements. Subject to the exceptions set forth in
Article II and Article III, each Assignor agrees to execute and deliver to the Second-Lien Collateral Agent such financing statements, in form reasonably acceptable to the Second-Lien Collateral Agent, or as are reasonably necessary to establish and maintain a valid, enforceable, second-priority perfected security interest in the Collateral (subject to the first-priority lien of the First-Lien Collateral Agent in and in accordance with the terms of the Intercreditor Agreement) as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Second-Lien Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).

                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

         7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, to the extent not inconsistent with the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then and in every such case, the Second-Lien Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

         (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

         (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Second-Lien Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

         (iii) instruct all banks which have entered into a control agreement with the Second-Lien Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

         (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

         (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Second-Lien Collateral Agent at any reasonable place or places designated by the Second-Lien Collateral Agent, in which event such Assignor shall at its own expense:

                (x) forthwith cause the same to be moved to the place or places so designated by the Second-Lien Collateral Agent and there delivered to the Second-Lien Collateral Agent;

                (y) store and keep any Collateral so delivered to the Second-Lien Collateral Agent at such place or places pending further action by the Second-Lien Collateral Agent as provided in Section 7.2 hereof; and

                (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

         (vi) subject to any exclusive license issued prior to the Event of Default, license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Second-Lien Collateral Agent shall in its sole judgment determine; provided in the case of Marks to the maintenance of quality standards, not less than comparable to the standards in place at the time of the Event of Default;

         (vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and \

         (viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Second-Lien Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that any action taken by the Second-Lien Collateral Agent under this Agreement and each other Security Document may be enforced only by the action of the Second-Lien Collateral Agent acting upon the instructions of the Majority Noteholders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Second-Lien Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents. Furthermore, each Assignor agrees to upon the occurrence and continuance of an Event of Default, use its commercially reasonable efforts to assist the Second-Lien Collateral Agent in obtaining any approvals or assignments or licenses from any relevant Governmental Authority that may be necessary for the exercise of the rights and remedies of the Second-Lien Collateral Agent with respect to the Collateral.

         7.2 Remedies; Disposition of the Collateral. Subject to the terms of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Second-Lien Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Second-Lien Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Second-Lien Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Second-Lien Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Second-Lien Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Second-Lien Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Second-Lien Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Second-Lien Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Second-Lien Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

         7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE FIRST-LIEN COLLATERAL AGENT'S TAKING POSSESSION OR THE FIRST-LIEN COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

                (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Second-Lien Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Second-Lien Collateral Agent's rights hereunder; and

                (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

         7.4 Application of Proceeds. (a) Subject to the terms of the Intercreditor Agreement, all moneys collected by the Second-Lien Collateral Agent (or, to the extent the Second-Lien Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Second-Lien Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Second-Lien Collateral Agent hereunder, shall be applied as follows:

                (i) first, to the payment of all amounts owing the Second-Lien Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

                (ii)  second, to the extent proceeds remain after the

         application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clauses (v) and
         (vi) of the definition of "Obligations";

                (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

         (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean all principal of, premium, fees and interest on, all Second-Lien Notes and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

         (c) When payments to Secured Creditors (other than the Second-Lien Trustee or the Second-Lien Collateral Agent) are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such

Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

         (d) Subject to the terms of the Intercreditor Agreement, all payments required to be made hereunder shall be made to the Second-Lien Collateral Agent for the benefit of the Secured Creditors.

         (e) For purposes of applying payments received in accordance with this Section 7.4, the Second-Lien Collateral Agent shall be entitled to rely upon the Second-Lien Trustee for a determination (which the Second-Lien Trustee agrees (or shall agree) to provide upon request of the Second-Lien Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has received written notice from a Secured Creditor to the contrary, the Second-Lien Trustee, in furnishing information pursuant to the preceding sentence, and the Second-Lien Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.

         (f) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

         7.5 Remedies Cumulative. Subject to the terms of (and to the extent not inconsistent with) the Intercreditor Agreement, each and every right, power and remedy hereby specifically given to the Second-Lien Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Second-Lien Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Majority Noteholders. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Second-Lien Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Second-Lien Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Second-Lien Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Second-Lien Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6 Discontinuance of Proceedings. In case the Second-Lien Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Second-Lien Collateral Agent, then and in every such case the relevant Assignor, the Second-Lien Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Second-Lien Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

         8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Second-Lien Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Second-Lien Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Second-Lien Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Second-Lien Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

         (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Second-Lien Note Indenture and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date and the resignation or removal of the Second-Lien Collateral Agent.

                                   ARTICLE IX

                                   DEFINITIONS

         The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

         "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

         "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrower" shall have the meaning provided in the recitals of this Agreement.

         "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Second-Lien Collateral Agent for the benefit of the Secured Creditors.

         "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

         "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

         "Collateral Agent Action" shall have the meaning provided in Section 10.13(h) of this Agreement.

         "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

         "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any interest rate protection agreements, hedging agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

         "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

         "Credit Party" shall mean the Borrower and each Guarantor.

         "Deposit Accounts" shall mean all "deposit accounts" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Discharge of First-Lien Obligations" shall have the meaning provided in the Intercreditor Agreement.

         "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Domain Names" shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

         "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Second-Lien Note Indenture and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

         "First-Lien Collateral Agent" shall have the meaning provided in the recitals to this Agreement.

         "First-Lien Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

         "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

         "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Intercreditor Agreement" shall have the meaning provided in the recitals to this Agreement.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or to be used in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Second-Lien Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Location" of any Assignor, shall mean such Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

         "Majority Noteholders" shall mean the holders of not less than a majority in aggregate principal amount of the Second-Lien Notes at the time outstanding (as determined in accordance with Section 9.4 of the Second-Lien
Note Indenture).

         "Marks" shall mean all right, title and interest in and to any trademarks, service marks, trade names, trade dress, logos, fictitious business names, and other business identifiers, including the goodwill of the business of such Assignor associated with each of the foregoing, now held or hereafter acquired by any Assignor, the right to sue for past or future infringement thereof and including any registration or application for registration or renewals thereof of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency.

         "Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

         "Noteholders" shall have the meaning provided in the recitals of this Agreement.

         "Obligations" shall mean and include, as to any Assignor, all of the following:

                (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Second-Lien Note Indenture and the other Second-Lien Note Documents to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Guarantee Agreement) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Second-Lien Note Indenture and in such other Second-Lien Note Documents (all such obligations, liabilities and indebtedness under this clause (i), being herein collectively called the "Second-Lien Note Document Obligations");

                (ii) any and all sums advanced by the Second-Lien Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

                (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Second-Lien Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

                (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

                (v) all amounts owing to the Second-Lien Trustee, the Second-Lien Collateral Agent and any other agent pursuant to any of the Second-Lien Note Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         "Patents" shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, including the right to sue for past or future infringement thereof, as well as any application for a patent now or hereafter made by any Assignor.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

         "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Second-Lien Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Registered Organization" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

         "Second-Lien Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

         "Second-Lien Notes" shall have the meaning provided in the recitals of this Agreement.

         "Second-Lien Note Documents" shall mean the "Transaction Documents" as defined in the Second-Lien Note Indenture.

         "Second-Lien Note Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Second-Lien Note Indenture" shall have the meaning provided in the recitals of this Agreement.

         "Second-Lien Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, among the Borrower, the Guarantors and the Second-Lien Collateral Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

         "Secured Debt Agreements" shall mean and include this Agreement and the other Second-Lien Note Documents.

         "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

         "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

         "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

         "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

         "Transmitting Utility" shall have the meaning given such term in
Section 9-102(a)(80) of the UCC.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Second-Lien Collateral Agent or any Assignor shall not be effective until received by the Second-Lien Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

         (a)    if to any Assignor, c/o:

                c/o RCN Corporation
                105 Carnegie Center
                Princeton, New Jersey 08540
                Attention:  General Counsel
                Telephone No.:  (609) 734-3811
                Telecopier No.: (609) 734-3830

         (b)    if to the Second-Lien Collateral Agent, at:

                HSBC Bank USA, National Association
                452 Fifth Avenue
                New York, New York 10018
                Attention:  Corporate Trust
                Telecopier No.: (212) 525-1300

         (c) if to any Secured Creditor (other than the Second-Lien Collateral Agent), at such address as such Secured Creditor shall have specified in the Second-Lien Note Indenture;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12, subject to the terms of the Intercreditor Agreement (including, without limitation, Section 5.3 thereof), none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Second-Lien Collateral Agent (with the written consent of the Majority Noteholders).

         10.3 Obligations Absolute. Subject to the terms of the Intercreditor Agreement, the obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

         10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Second-Lien Collateral Agent (with the prior written consent of the Majority Noteholders), and (iii) inure, together with the rights and remedies of the Second-Lien Collateral Agent hereunder, to the benefit of the Second-Lien Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

         10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER SECOND-LIEN NOTE DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECOND-LIEN COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

         (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE

AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER SECOND-LIEN NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         10.7 Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Second-Lien Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Second-Lien Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

         10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Second-Lien Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Second-Lien Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which no Second-Lien Note under the Second-Lien Note Indenture is outstanding and all Loans thereunder have been repaid in full and all Obligations then due and payable have been paid in full.

         (b) Subject to the terms of the Intercreditor Agreement, in the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Second-Lien Note Obligations have been paid in full in connection with a sale or disposition permitted by Section 5.15 of the Second-Lien Note Indenture or is otherwise released at the direction of the Majority Noteholders (or all the Noteholders if required by Section 11.2 of the Second-Lien Note Indenture) or
(y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Second-Lien Note Indenture or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Second-Lien Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor

(without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Second-Lien Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Guarantor from the Guarantee Agreement in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

         (c) At any time that an Assignor desires that the Second-Lien Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Second-Lien Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Guarantee Agreement be released hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Second-Lien Collateral Agent a certificate signed by a principal executive officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b). If reasonably requested by the Second-Lien Collateral Agent (although the Second-Lien Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Second-Lien Collateral Agent) to the effect set forth in this Section 10.8(c).

         (d) The Second-Lien Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Second-Lien Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 10.8.

         10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Second-Lien Collateral Agent.

         10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.11 The Second-Lien Collateral Agent and the other Secured Creditors. Subject to the terms of the Intercreditor Agreement, the Second-Lien Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Second-Lien Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article IV of the Second-Lien Note Indenture. The Second-Lien Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article IV of the Second-Lien Note Indenture.

         10.12 Additional Assignors. It is understood and agreed that any Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Second-Lien Note Indenture or any other Second-Lien Note Document, shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Second-Lien Collateral Agent, or by executing an assumption agreement in form and substance satisfactory to the Second-Lien Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and
(z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Second-Lien Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Second-Lien Collateral Agent.

         10.13 Second-Lien Collateral Agent. (a) Appointment. The Second-Lien Trustee and each Noteholder, by accepting a Note, hereby irrevocably designates and appoints HSBC Bank USA, National Association as the Second-Lien Collateral Agent under this Agreement, the Guarantee Agreement and each other Security Document, and the Second-Lien Trustee and each such Noteholder irrevocably authorizes HSBC Bank USA, National Association as the Second-Lien Collateral Agent to take such actions on its behalf under the provisions of this Agreement, the Guarantee Agreement and each other Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party and to exercise such powers and perform such duties as are expressly delegated to the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) by the terms of this Agreement, the Guarantee Agreement and each other Security Document to which the Second-Lien Trustee and the Second-Lien Collateral Agent (as the case may be) is a party, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Guarantee Agreement or in any other Security Document, the Second-Lien Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Noteholder or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Second-Lien Collateral Agent and the Second-Lien Trustee shall be read into this Agreement or otherwise exist against the Second-Lien Collateral Agent and the Second-Lien Trustee. The provisions of this Section
10.13 are solely for the benefit of the Second-Lien Collateral Agent, the Second-Lien Trustee and the Noteholders, and the Assignors shall not have any rights as a third party beneficiary or otherwise under any of the provisions hereof. In performing their respective functions and duties hereunder and under the other Security Documents to which the Second-Lien Collateral Agent is a party, the Second-Lien Collateral Agent shall act solely as an agent of the Second-Lien Trustee and the Noteholders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Assignors or any of their successors and assigns.

         (b) Delegation of Duties. The Second-Lien Collateral Agent may execute any of its duties under this Agreement, the Guarantee Agreement or the other Security Documents to which the Second-Lien Collateral Agent is a party by or through receivers, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Second-Lien Collateral Agent shall not be responsible for the negligence or misconduct of any receivers, agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. The Second-Lien Collateral Agent shall not be (i) liable for any action lawfully taken or omitted to be taken by it or any Person described in Section 11 of the Second-Lien Pledge Agreement under or in connection with this Agreement, or any other Transaction Document or any other document or instrument referred to or provided for herein or therein (except for its or such Person's own gross negligence or willful misconduct if such Person was not selected with reasonable care), or (ii) responsible in any manner to any of the Noteholders, the Second-Lien Trustee or any other Person for any recitals, statements, representations or warranties made by any Assignor contained in this Agreement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or for any failure of any Assignor to perform its obligations hereunder or thereunder. The Second-Lien Collateral Agent shall not be required to initiate or conduct any litigation or collection or other proceeding under this Agreement or any other Transaction Document. The Second-Lien Collateral Agent shall not be under any obligation to the Second-Lien Trustee or to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of any Assignor. The Second-Lien Collateral Agent shall have the right at any time to seek instructions from the Noteholders with respect to the administration of this Agreement, the Guarantee Agreement or the other Security Documents. Anything to the contrary notwithstanding, in no event shall the Second-Lien Collateral Agent be liable to any Person, under this Agreement or any other Transaction Document for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Second-Lien Collateral Agent has been advised of the likelihood of such loss or damage.

         (d) Reliance by Second-Lien Collateral Agent. The Second-Lien Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Assignor or Noteholder), independent accountants and other experts selected by the Second-Lien Collateral Agent with reasonable due care. The Second-Lien Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, delivered to the Second-Lien Collateral Agent hereunder or under the Transaction Documents. The Second-Lien Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless the Second-Lien Collateral Agent shall have received an executed transfer instrument in respect thereof. The Second-Lien Collateral Agent shall have no liability for failing or refusing to take any action under

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this Agreement or any other Transaction Document unless it shall first receive such advice, direction, instruction or concurrence of the Majority Noteholders or the Noteholders as is required hereunder or it shall first be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; and the Second-Lien Collateral Agent has the right to seek instructions from the Majority Noteholders before acting or electing not to act under this Agreement or any other Transaction Document. The Second-Lien Collateral Agent shall in all cases have no liability in acting, or in refraining from acting, under this Agreement and the other Transaction Documents in accordance with a direction or instruction of the Majority Noteholders, and such direction or instruction and any action taken or failure to act pursuant thereto shall be binding upon all of the Noteholders and all future holders of the Notes. This Section does not govern the relationship of the Assignors and the Noteholders.

         (e) Non-Reliance on Second-Lien Collateral Agent. Each Assignor and Noteholder expressly acknowledges that the Second-Lien Collateral Agent, or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by the Second-Lien Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any Assignor or Noteholder, shall be deemed to constitute any representation or warranty by the Second-Lien Collateral Agent.

         (f) Second-Lien Collateral Agent in its Individual Capacity. The Second-Lien Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Assignors and Noteholders as though the Second-Lien Collateral Agent were not the collateral agent hereunder.

         (g) Successor Second-Lien Collateral Agent. The Second-Lien Collateral Agent may resign as collateral agent upon thirty (30) days notice to the Borrower and the Noteholders and the Second-Lien Collateral Agent may be removed from its position as collateral agent at any time by the Noteholders. If the Second-Lien Collateral Agent shall resign as collateral agent under this Agreement or be removed pursuant to the preceding sentence, then the Majority Noteholders during such 30-day period shall appoint a successor collateral agent, and upon the acceptance by such successor collateral agent, the successor collateral agent shall succeed to the rights, powers and duties of the Second-Lien Collateral Agent and the term "Second-Lien Collateral Agent" shall mean such successor collateral agent, effective upon its appointment and acceptance, and the former Second-Lien Collateral Agent's rights, powers and duties as collateral agent shall then be terminated, without any other or further act or deed on the part of such former Second-Lien Collateral Agent or any of the parties to this Agreement or any Noteholders. After any retiring Second-Lien Collateral Agent's resignation hereunder as collateral agent, the provisions of this Section 10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Second-Lien Collateral Agent under this Agreement. If the Second-Lien Collateral Agent consolidates with, merges with or converts into, or transfers all or substantially all of its assets (including the administration of this Agreement and the other Transaction Documents) to, another Person, the resulting, surviving or transferee Person, without any further act, shall be the successor Second-Lien Collateral Agent.

         (h) Actions by the Second-Lien Collateral Agent. In each case that the Second-Lien Collateral Agent may or is required hereunder, the Guarantee Agreement or any other Security Document to take any action (a "Collateral Agent

Action"), including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell collateral or otherwise to act hereunder, under the Guarantee Agreement or under any other Security Document, the Second-Lien Collateral Agent may seek direction from the Majority Noteholders. The Second-Lien Collateral Agent shall not be liable with respect to any Collateral Agent Action taken or omitted to be taken by it in good faith in accordance with the direction from the Majority Noteholders. If the Second-Lien Collateral Agent shall request direction from the Majority Noteholders with respect to any Collateral Agent Action, the Second-Lien Collateral Agent shall be entitled to refrain from such Collateral Agent Action unless and until such Second-Lien Collateral Agent shall have received direction from the Majority Noteholders and the Second-Lien Collateral Agent shall not incur liability to any Person by reason of so refraining.

                (i) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, in no event shall the Second-Lien Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement or the other Security Documents (including without limitation any UCC financing or continuation statements or similar documents or instruments), nor shall the Second-Lien Collateral Agent be responsible for, and the Second-Lien Collateral Agent makes no representation regarding, the validity, effectiveness or priority of any of this Agreement, the Guarantee Agreement or the Security Documents or the security interests or Liens intended to be created hereby or thereby.

                (ii) The Second-Lien Collateral Agent is hereby directed by the Noteholders to execute this Agreement, the Guarantee Agreement and the Security Documents as contemplated herein.

                (iii) Whenever in the administration of this Agreement, the Guarantee Agreement or any Security Document, the Second-Lien Collateral Agent shall deem it necessary that a matter with respect to the Assignors be provided or established prior to taking or suffering or omitting to take any act hereunder or thereunder, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent be deemed to be conclusively proved and established by an officers' certificate delivered by the applicable Assignor to the Second-Lien Collateral Agent, and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Second-Lien Collateral Agent, shall be full warrant to the Second-Lien Collateral Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement, the Guarantee Agreement or any Security Document upon the faith thereof.

                (iv) Any direction, request, notice, consent or other action provided or permitted by this Agreement, the Guarantee Agreement or the Security Documents to be given, made or taken by the Noteholders may be embodied in or evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by and agent thereof duly appointed in writing; and such action, except as otherwise expressly provided herein, shall become effective when such instrument or instruments are delivered to the Second-Lien Collateral Agent. The fact and date of the execution of any such instrument or writing may be proved in any manner that the Second-Lien Collateral Agent deems sufficient. The holding of Notes shall be proved by the Note Register.
         (v) Acceptance of Terms of Noteholders. Each Noteholder, by accepting a Note, agrees to all the terms and provisions set forth herein and in the Guarantee Agreement and the other Security Documents.

Notwithstanding anything to the contrary herein or in any other Secured Debt Agreement, the Second-Lien Collateral Agent and Second-Lien Trustee shall have no liability whatsoever to any Person party to any Secured Debt Agreement or to any other Person (including, without limitation, the Noteholders) for failing to perfect or failing to maintain perfection on any of the security interests granted hereby (including without limitation, filing any financing statements or continuation statements).

         10.14 Compliance with Laws. Each Assignor agrees to use commercially reasonable efforts, including taking any action which the Second-Lien Collateral Agent and the Secured Creditors may reasonably request, to assist in obtaining any required consent or approval of the Federal Communications Commission (the "FCC") or any other governmental or other authority for any sale or transfer of control of the Collateral contemplated by the security documents pursuant to the exercise of the rights and remedies of the Second-Lien Collateral Agent and the Secured Creditors thereunder, including, upon request, to prepare, sign and file with the FCC the assignor's or transferor's and licensee's portions of any applications required under the rules of the FCC for consent to the assignment or transfer of control of any FCC construction permit, license or other authorization.

         Each Assignor further consents, subject to obtaining any necessary approvals, to the assignment or transfer of control of any FCC or other governmental construction permit, license, or other authorization to operate, to a receiver, trustee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure, or exercise of other remedies available to Second-Lien Collateral Agent and the Secured Creditors as permitted by applicable law. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Second-Lien Collateral Agent and the Secured Creditors with respect to any license of the FCC unless and until any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.

         10.15 Conflicts; Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

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                                      -40-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                                                      RCN CORPORATION, as an Assignor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      BRAINSTORM NETWORKS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      HOT SPOTS PRODUCTIONS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      ON TV, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN-BECOCOM, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Telecom Services of Massachusetts, Inc.
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN CABLE TV OF CHICAGO, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN ENTERTAINMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN FINANCE, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RCN FINANCIAL MANAGEMENT, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNATIONAL HOLDINGS, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN INTERNET SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF ILLINOIS, LLC, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF MASSACHUSETTS, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF PHILADELPHIA, INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF VIRGINIA, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RCN TELECOM SERVICES OF WASHINGTON D.C., INC., as a
                                                                Guarantor
105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      RFM 2, LLC, as a Guarantor

105 Carnegie Center                                           By: RCN Corporation, its managing member
Princeton, NJ 08540
Tel: (609) 734-3700                                               By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                                  ----------------------------------
Attention: Chief Financial Officer                                   Name:  Patrick T. Hogan
                                                                     Title: Executive Vice President
                                                                            and Chief Financial Officer


Address:                                                      RLH PROPERTY CORPORATION, as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      TEC AIR, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      21ST CENTURY TELECOM SERVICES, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer


Address:                                                      UNET HOLDING, INC., as a Guarantor

105 Carnegie Center
Princeton, NJ 08540                                           By: /s/ Patrick T. Hogan
Tel: (609) 734-3700                                              ----------------------------------
Fax: (609) 734-3830                                              Name:  Patrick T. Hogan
Attention: Chief Financial Officer                               Title: Executive Vice President
                                                                        and Chief Financial Officer

Address:                                                      STARPOWER COMMUNICATIONS, LLC,
                                                                as a Guarantor
105 Carnegie Center
Princeton, NJ 08540
Attention: Chief Financial Officer
Tel: (609) 734-3700                                           By: /s/ Patrick T. Hogan
Fax: (609) 734-3830                                              ---------------------------------------
                                                                 Name:  Patrick T. Hogan
                                                                 Title: Manager

Accepted and Agreed to:

HSBC BANK USA, NATIONAL ASSOCIATION,
  as Second-Lien Collateral Agent


By: /s/ Frank J. Godino
   ---------------------------------
   Name:  Frank J. Godino
   Title: Vice President

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

ARTICLE I SECURITY INTERESTS ...............................................  2

         1.1    Grant of Security Interests ................................  2
         1.2    Power of Attorney ..........................................  4

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS ...............  4

         2.1    Necessary Filings ..........................................  5
         2.2    No Liens ...................................................  5
         2.3    Other Financing Statements .................................  5
         2.4    Chief Executive Office, Record Locations ...................  5
         2.5    Location of Inventory and Equipment ........................  5
         2.6    Legal Names; Type of Organization (and Whether a
                  Registered Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes
                  Thereto; etc. ............................................  6
         2.7    Trade Names; Etc. ..........................................  6
         2.8    Certain Significant Transactions ...........................  6
         2.9    Non-UCC Property ...........................................  7
         2.10   As-Extracted Collateral; Timber-to-be-Cut ..................  7
         2.11   Collateral in the Possession of a Bailee ...................  7
         2.12   Recourse ...................................................  8

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
            INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL ........  8

         3.1    Additional Representations and Warranties ..................  8
         3.2    Maintenance of Records .....................................  8
         3.3    Direction to Account Debtors; Contracting Parties; etc. ....  9
         3.4    Modification of Terms; etc. ................................  9
         3.5    Collection .................................................  9
         3.6    Instruments ................................................ 10
         3.7    Assignor Remains Liable Under Accounts ..................... 10
         3.8    Assignor Remains Liable Under Contracts .................... 10
         3.9    Deposit Accounts; Etc. ..................................... 10
         3.10   Letter-of-Credit Rights .................................... 11
         3.11   Commercial Tort Claims ..................................... 12
         3.12   Chattel Paper .............................................. 12
         3.13   Further Actions ............................................ 12

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES ....... 12

         4.1    Additional Representations and Warranties .................. 12

                                      (i)

         4.2    Licenses and Assignments ................................... 13
         4.3    Infringements .............................................. 13
         4.4    Preservation of Marks and Domain Names ..................... 13
         4.5    Maintenance of Registration ................................ 13
         4.6    Future Registered Marks and Domain Names ................... 14
         4.7    Remedies ................................................... 14

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND
          TRADE SECRETS .................................................... 14

         5.1    Additional Representations and Warranties .................. 14
         5.2    Licenses and Assignments ................................... 15
         5.3    Infringements .............................................. 15
         5.4    Maintenance of Patents or Copyrights ....................... 15
         5.5    Prosecution of Patent Applications ......................... 15
         5.6    Other Patents and Copyrights ............................... 15
         5.7    Remedies ................................................... 16

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL ............................ 16

         6.1    Protection of Second-Lien Collateral Agent's Security ...... 16
         6.2    Warehouse Receipts Non-Negotiable .......................... 16
         6.3    Additional Information ..................................... 17
         6.4    Further Actions ............................................ 17
         6.5    Financing Statements ....................................... 17

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT ................ 17

         7.1    Remedies; Obtaining the Collateral Upon Default ............ 17
         7.2    Remedies; Disposition of the Collateral .................... 19
         7.3    Waiver of Claims ........................................... 20
         7.4    Application of Proceeds .................................... 20
         7.5    Remedies Cumulative ........................................ 22
         7.6    Discontinuance of Proceedings .............................. 22

ARTICLE VIII INDEMNITY ..................................................... 23

         8.1    Indemnity .................................................. 23
         8.2    Indemnity Obligations Secured by Collateral; Survival ...... 24

ARTICLE IX DEFINITIONS ..................................................... 24

ARTICLE X MISCELLANEOUS .................................................... 30

         10.1   Notices .................................................... 30
         10.2   Waiver; Amendment .......................................... 31
         10.3   Obligations Absolute ....................................... 31
         10.4   Successors and Assigns ..................................... 31
         10.5   Headings Descriptive ....................................... 32

                                      (ii)

         10.6   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
                  WAIVER OF JURY TRIAL ..................................... 32
         10.7   Assignor's Duties .......................................... 33
         10.8   Termination; Release ....................................... 33
         10.9   Counterparts ............................................... 34
         10.10  Severability ............................................... 34
         10.11  The Second-Lien Collateral Agent and the other
                  Secured Creditors ........................................ 34
         10.12  Additional Assignors ....................................... 35
         10.13  Second-Lien Collateral Agent ............................... 35
         10.14  Compliance with Laws ....................................... 39
         10.15  Conflicts; Intercreditor Agreement ......................... 39


ANNEX A      Schedule of Chief Executive Offices Address(es) of
             Chief Executive Office
ANNEX B      Schedule of Inventory and Equipment Locations
ANNEX C      Schedule of Legal Names, Type of Organization (and
             Whether a Registered Organization), Jurisdiction of
             Organization, Location and Organizational Identification
             Numbers
ANNEX D      Schedule of Trade and Fictitious Names
ANNEX E      Description of Certain Significant Transactions Occurring
             Within One Year Prior to the Date of the Security
             Agreement
ANNEX F      Schedule of Deposit Accounts
ANNEX G      Form of Control Agreement Regarding Deposit Accounts
ANNEX H      Schedule of Commercial Tort Claims
ANNEX I      Schedule of Marks and Applications; Internet Domain Name
             Registrations
ANNEX J      Schedule of Patents
ANNEX K      Schedule of Copyrights
ANNEX L      Grant of Security Interest in United States Trademarks
ANNEX M      Grant of Security Interest in United States Patents
ANNEX N      Grant of Security Interest in United States Copyrights


                [Remainder of this page intentionally left blank]

                                     (iii)